Label	Element	Value
Baywood ValuePlus Fund
Risk/Return:	rr_RiskReturnAbstract
Supplement to Prospectus [Text Block]	rr_SupplementToProspectusTextBlock
On June 14, 2019, the Board of Trustees (the “Board”) of Forum Funds II (the “Trust”) approved a Plan of Share Class Conversion (the “Plan”) for the Baywood SociallyResponsible Fund and Baywood ValuePlus Fund (each, a “Fund” and collectively, the “Funds”), pursuant to which each Fund’s Investor Shares will convert into Institutional Shares. The Funds’ investment adviser (the “Adviser”) recommended the approval of the Plan to the Board. Based on the Adviser’s recommendation, the Board concluded that it is in the best interests of the shareholders of the Funds’ Investor Shares (“Shareholders”) to convert the Investor Shares to Institutional Shares.

Each Fund anticipates that it will complete the Plan on or around the close of business on August 16, 2019 (the “Conversion Date”). In anticipation of the conversion, each Fund will convert its Investor Shares, without any fee, load, or charge to any Shareholder, to shares of the respective Fund’s Institutional Shares with an aggregate net asset value (“NAV”) equal to the aggregate NAV of each Shareholder’s Investor Shares, both determined as of the Conversion Date. The conversion would be tax-free for Shareholders and place Shareholders in a less expensive share class of the respective Fund.

Purchases of and exchanges into Investor Shares will immediately cease to be accepted as of the date of this supplement. Shareholders may redeem or convert their Investor Shares into Institutional Shares of the same Fund until the Conversion Date. At the Conversion Date all outstanding Investor Shares that have not been redeemed will automatically convert to Institutional Shares.

Risk/Return [Heading]	rr_RiskReturnHeading	Baywood ValuePlus Fund